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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21308

Alger China-U.S. Growth Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

Alger China-U.S. Growth Fund

SEMI-ANNUAL REPORT
April 30, 2013
(Unaudited)

Table of Contents

ALGER CHINA-U.S. GROWTH FUND

Shareholders’ Letter	1

Fund Highlights	9

Portfolio Summary	10

Schedule of Investments	11

Statement of Assets and Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	21

Notes to Financial Statements	23

Additional Information	32

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Shareholders’ Letter	May 20, 2013

Dear Shareholders,

Investing with Markets at Record High Levels

Equity markets have strong potential for generating attractive returns

As the S&P 500 Index climbed to record levels during the six-month period ended April 30, 2013, some investors grew convinced that a painful correction or bear market was unavoidable. After all, record high index levels in 2000 and 2007 were promptly followed by substantial bear markets and in recent years markets have often suffered from spring corrections. Yet after reaching an all time high level of 1579.58 on April 23, the S&P 500 continued to advance and closed the reporting period at 1593.58, which represented a 14.44% return for the period. While markets certainly don’t go up in a constant line, we see strong reasons and fundamental support for our view that, today, economic conditions, corporate fundamentals, and investor psychology can drive market performance upward in the near term and over the next few years.

Market Overview

During the six-month reporting period, concerns over U.S. fiscal policy, sluggish economic growth, and the euro-zone debt crisis continued to weigh upon investors. In November and December, cynicism over Beltway gridlock continued to grow as Congress and the White House failed to avert the “fiscal cliff,” or the combination of sequestration, or spending cuts, and tax hikes that many investors fear could dampen already modest economic growth. In late November, however, Federal Reserve Chairman Ben Bernanke said Fed policy will remain accommodative until the U.S. economy becomes more stable, which ignited a three-week rally. Nevertheless, market volatility and euro-zone fears resurfaced after the Republic of Cyprus said it would impose a levy on bank deposits to qualify for bailout funds. Italy’s long struggle with forming a coalition government also provoked investor angst. As has often been the case in recent years, investor skepticism about the U.S. economy and its recovery remained very high and very wrong until recently moderating. Despite weaknesses in some broad economic gauges—GDP growth fell to only 0.4% for the fourth quarter—many indicators suggest to us that the U.S. economy is outperforming its global peers. The real estate market continues to strengthen, and recently consumer sentiment, and thus consumer spending, has begun to reflect the impact of improving home values on personal wealth. Similarly, in February, unemployment dropped to 7.7%—the lowest level since December of 2008—and we see further improvement in the coming months. We’ve noted in a number of prior shareholder letters that the unemployment numbers are deceptive. The unemployment rate for college graduates, for example, is below 4.5%, which illustrates that this category of workers has been experiencing a substantially better job market than non-graduates.

Addressing Market Fears

Economic factors and corporate fundamentals during the five-year periods leading to the 2000 and 2007 market peaks were substantially different than the drivers behind the current bull market. Thus, while normal corrections to this current bull market should and will occur, we believe markets are firmly in an upward trend and that corrections will be attractive buying opportunities. Near term corrections, in our view, are likely to be shallow, unlike the severe volatility of recent years and the bear markets following 2000 and 2007. The last two market cycles, unlike the current bull market, occurred during long periods of substantial economic growth in which retail investors were highly enthusiastic about equities. In comparison, the current bull market is being driven, in our opinion, primarily by corporate fundamentals as economic growth has been weak while risk-averse retail investors have been fleeing stocks for the better part of five years.

Understanding the 2000 Market Peak

During the dot-com era, which ran from 1995 to 2000, information technology, including desktop computers, Microsoft business applications, and the Internet, pushed GDP growth up 34.0%. Within that period, the seasonally adjusted unemployment rate dropped from 5.8% to 4.0% from April 1995 to the March 2000 market peak. Optimism among consumers, corporations, and retail investors surged, thanks to strong equity market gains and home values increasing 33% during the five-year period, according to the S&P/Case-Shiller Home Price Index 10-City Composite.

From 1995 to 2000, Corporate America increased capital expenditures from 8.2% of GDP to 9.5%. By late 2000, the rate reached 9.6%, which is a level that has yet to be repeated. Spending on non-residential real estate also surged, increasing from an annualized rate of $186 billion in the first quarter of 1996 to $260 billion in the first quarter of 2000, according to J.P. Morgan. Retail investors weren’t immune from the prevalent optimism. During the five-year period, they plowed $795.1 billion into Sector Stock and U.S. Stock Morningstar fund categories. By the 2000 market peak, the two categories collectively represented 50% of retail investor assets in mutual funds. Yet, corporate fundamentals, including cash flow, weakened(1). During the dot-com era, the free cash flow yield for large cap corporations declined from 3.40% to only 1.46%, according to Empirical Research Partners. U.S. public companies’ cash and short-term investments as a share of market capitalization also deteriorated, falling from nearly 10.15% in 1995 to 6.93% in 2000 and the S&P 500 price-to-earnings ratio soared from 15.60 to 27.20.  Investors’ eventual realization that corporate cash flow was weak, that many dot-com companies were burning through capital at an unsustainable rate, and that economic expansion wasn’t sustainable eventually led to the market decline in 2000.

Understanding the 2007 Market Peak

During the five years leading to October of 2007, GDP surged upward 31.0%, while unemployment dropped considerably from 6.3% in June of 2003 to 4.7% by the end of the period. Much like during the dot-com era, consumer wealth and consumer spending benefited from the raging bull market and from home values increasing approximately 45%, according to the S&P/Case-Shiller Home Price Index 20-City Composite. During four consecutive years starting in 2003, annual wealth creation ranged from $5.1 trillion to $2.5 trillion, according to J.P. Morgan estimates. In the business world, optimism was strong and corporations increased capital expenditures as a percentage of GDP from

(1) Free cash flow is cash generated from a company’s operations that remains after capital expenditures and operating expenses. It allows companies to invest for future growth, pay dividends, and conduct share repurchases. Free cash flow, furthermore, indicates that corporations are disciplined with costs and are maintaining revenues. It is typically measured by free cash flow yield, which is the ratio of free cash flow to enterprise value.

7.5% in early 2004 to 7.9% in 2007. Spending on non-residential real estate during the five-year period increased from $258 billion to $331 billion. At the same time, retail investors plowed $906.5 billion into Sector Stock and U.S. Stock funds, with the two categories representing 41.0% of mutual fund assets when the equity market peaked. Yet, much like during the earlier bull market, corporate fundamentals weakened. Cash and short-term investments as a share of market capitalization dropped from 10.04% to 8.72% from July 2005 to the market peak and cash flow yields fell from 5.01% in February of 2003 to 4.35% in October of 2007. Weakening corporate fundamentals, an infamous decline in real estate prices, mortgage defaults, and the maturing of the economic recovery eventually led to the post-2007 bear market.

Why 2013 is Different from Past Market Cycles

Unlike the past two bull markets, recent market gains, we maintain, have been driven primarily by strong corporate fundamentals, with cash rich businesses offering attractive free cash flow yields, engaging in stock buybacks, and implementing or increasing dividends. Yet, economic growth, in our view, has been sluggish and is far from reaching a mature phase, but it has strong potential to accelerate. During the subprime mortgage recession, unemployment soared to 10.0% by October of 2009.  Even though it declined to 7.6% recently, it is still substantially higher than levels in 2000 and 2007. GDP growth of only 9.7% during the five-year period ended December 31, 2012, is also disappointing. Corporations, therefore, have been reluctant to increase spending, with capital expenditures as a percentage of GDP expanding from a low of 6.4% at the end of 2009 to only 7.5% at the end of 2012, which is well below long-term averages for economic recoveries. Also during the most recent recession, non-residential real estate spending fell to $252 billion on an annualized basis by the third quarter of 2010 and has since only increased to $316 billion, which like capital expenditures, is considerably below levels experienced during other economic recoveries. The low level of non-residential expenditures implies that businesses may be far from reaching a peak in real estate expenditures. Consumers have also been tight with their purse strings, especially with durable goods, as illustrated by the average automobile age of 10.8 years at the end of 2012, which is substantially higher than 9.8 years in 2007 and 8.9 years in 2000.

Clearly, much capacity exists for GDP expansion, job creation, and other developments that will provide attractive opportunities for leading companies to grow earnings and support equity prices. Economic growth, we believe, is likely to be supported by corporations’ growing need for capital investments, consumers’ increasing spending power, demand for durable goods, and a strong residential real estate recovery. During the recession following the 2007 market decline, many consumers felt insecure about the economy and until recently, the inconsistent nature of the aggregate wealth effect, or wealth created from home ownership and the stock market, hasn’t helped. It has bolstered consumers’ finances in only three of the last six years—2009, 2010, and 2012, according to J.P. Morgan. Last year, however, it contributed more than $4.4 trillion to individuals’ balance sheets. This was the highest level since 2004 and is helping consumers feel more confident in their finances and more willing to buy big ticket items. Like consumer spending, the creation of an estimated 2 million households has been delayed by economic uncertainty, creating pent up housing demand. With an improving economy, however, annual household creation of 1 million to 1.6 million could occur over the next four years, according to estimates from Zelman & Associates.

With annual housing starts of 780,000 units, or half the long-term average, housing inventory could trail demand. Favorable interest rates, historically high levels of home affordability, and increasing rental fees, meanwhile, are further enhancing the appeal of homeownership and supporting the ongoing real estate recovery, with home prices jumping 9.3% year-over-year in February, according to the S&P/Case-Shiller Home Price Index 20-City Composite. As real estate prices, sales, and demand increase, new housing starts may accelerate, creating construction jobs, as well as demand for home appliances and other durable goods. With the industry having the nation’s highest unemployment rate of 14.7%, which represents 1.2 million out-of-work individuals, job creation for construction workers could be a big boost to the economy.

With the prolonged trough in capital expenditures, cash-rich corporations, meanwhile, may be ready to increase outlays for manufacturing equipment and other tools needed to run their businesses. With corporations having record levels of cash on their balance sheets, an increase in capital expenditures could be substantial and highly supportive of the nation’s ongoing economic recovery.

Market Fundamentals and Investor Psychology

We are also encouraged by the strength of corporate America. The 5.16% free cash flow yield of large companies in April of this year, for example, was considerably higher than in 2000 and 2007 and illustrates that corporate fundamentals are extremely strong. Corporate balance sheets are also attractive, with cash in February of 2013 representing approximately 10.70% of corporate assets. At the same time, equities are attractively valued from a price-to-book perspective (the stock market’s price divided by book value). As of April of this year, large capitalization stocks had a price-to-book ratio of only 2.37, which is lower than 2.96 in October of 2007 and 5.14 in March of 2000, according to Empirical Research. Despite the strong performance of U.S. stocks since the Financial Crisis, valuations remain reasonable. The S&P 500, with a P/E ratio of 14.5 and a dividend yield of over 2%, remains attractive on two scores—a P/E ratio below the historical average and a dividend yield above 10-year Treasuries.

The current market rally has also occurred despite retail investors redeeming $358.5 billion from Sector Stock and U.S. Stock fund categories during the past five years. The two fund categories recently represented only 34.0% of retail investor assets in U.S. mutual funds, while taxable bonds represented 20.8%. In dollar figures, retail investors had nearly $2.6 trillion allocated to taxable bonds in April, compared to $1.1 trillion in 2007 and $505 billion in 2000.

Investors, however, may be ready to return to equities—recent record high market levels will cause some investors to realize that market declines are usually temporary and that investors who have held on to stock investments have recouped losses that resulted from the post-2007 market decline. Historically low interest rates, meanwhile, are making the recent returns of equities appear even more appealing relative to fixed income assets. With record levels of assets currently allocated to bonds, investors’ potential rotation into equities could provide substantial upside to the market. We are not alone in our belief that equities have potential for additional gains. Celebrated investor Warren Buffett, for example, is encouraging investors to rethink their aversion to equities, having recently said that “bonds are a terrible investment now” and that stock prices “aren’t ridiculously high.”

Going Forward

The anticipated economic growth discussed above is likely to create increased competition among corporations at a time when technology and other global trends are requiring companies to constantly rethink and retool business strategies. With that in mind, equity investors, in our view, need to diligently seek out companies that are best prepared to benefit from the constant and swift changes being driven by technology, demographics, regulations, emerging market growth, and other large scale trends. We believe, furthermore, that our research-driven investment strategy is highly appropriate for these challenging times of constant and large scale change.

Portfolio Matters

The Alger China-U.S. Growth Fund returned 8.30% for the fiscal six-month period ended April 30, 2013, compared to the 5.57% return of the MSCI Zhong Hua Index and the 14.44% return of the S&P 500 Index.

U.S equities performed strongly during the reporting period due to reasons previously discussed. In China, the country’s Central Economic Working Conference made little change in the policy outlook for the incoming administration except for increasing the country’s focus on urbanization. Markets were disappointed in March during the National People’s Congress as no substantive policies were announced. All eyes now are on the third Plenary Session of the 18th Party Congress to be held in October 2013. In January, pollution in Northern China, including the capital Beijing, reached levels never before documented.  In Beijing, both air quality levels (AQI) and PM 2.5 (particles less than 2.5 micrometers in diameter) reached alarming levels with AQI going beyond the 500 index maximum defined by the US Environmental Protection Agency.  In April, a new strain of Avian influenza, H7N9, was documented in China spreading to numerous provinces before infection levels stabilized. Lastly, during this period new political leadership in Japan drew the Chinese leadership’s attention away from Europe and back toward geopolitical hotspots in its own neighborhood.

During the period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Information Technology and the largest sector underweight was Health Care. Relative outperformance in the Consumer Discretionary and Utilities sectors was the most important contributor to performance, while Consumer Staples and Health Care detracted from results.

Among the most important relative contributors were Chailease Holding Co., Ltd.; Fast Retailing Co., Ltd.; TPK Holding Co., Ltd.; Rockwood Holdings, Inc.; and KKR & Co., LP.  Chailease Holding Co. is an equipment leasing company. The company set a new high record level for November sales and said its quarterly revenues were 25% higher than expectations.

Conversely, detracting from overall results on a relative basis were Digital China Holdings Ltd.; Cliffs Natural Resources, Inc.; Evergrande Real Estate Group, Ltd.; GCL-Poly Energy Holdings, Ltd.; and Mongolian Mining Corp. Digital China Holdings is an integrated information technology services provider. Digital China reported year-end results in late February and said operating profit was better than expected.  A revenue shift away from low margin distribution continued but management was cautious in its commentary, which is likely to have triggered the underperformance of the company’s stock in March.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA
Chief Investment Officer

Morningstar, Inc. conducts investment research and provides performance analysis of mutual funds and other investment products.

J.P. Morgan is a broker-dealer that provides investment research.

Zelman & provides for leading institutional investors on a variety of asset classes and sectors.

Empirical Research Partners is a broker-dealer that provides research on a wide range of topics to institutional investors.

Investors cannot invest directly in an index. Index performance does not reflect deductions for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable, however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of fund holdings as of April 30, 2013. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the six-month fiscal period.

A Word about Risk

Investing in the stock market involves gains and losses and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social, or economic conditions, and risks associated with the Chinese markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Funds that participate in leveraging, such as the Alger China-U.S. Growth Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Fund’s net asset value can decrease more quickly than if the Fund had not borrowed. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a Fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about the Fund call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•    The Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•    The MSCI Zhong Hua Index is an aggregate of the MSCI Hong Kong Index (a capitalization-weighted index that monitors the performance of stocks from Hong Kong) and the MSCI China Free Index (an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors).

FUND PERFORMANCE AS OF 3/31/13 (Unaudited) †

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	Since 11/3/2003
Alger China-U.S. Growth Class A (Inception 11/3/03)	(3.95)%	(2.07)%	8.65%
Alger China-U.S. Growth Class C (Inception 3/3/08)*	(0.37)%	(1.70)%	8.51%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

†	Returns reflect maximum sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares.

*

Performance figures prior to 3/3/08, inception of Class C shares, are those of the Fund’s Class A shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares.  Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed.  If Class A sales charges were reflected, annual returns for the Class C shares would be lower.  The performance figures prior to 3/3/08 have also been adjusted to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

ALGER CHINA-U.S. GROWTH FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger China-U.S. Growth Fund Class A shares, with an initial maximum sales charge of 5.25%, and the S&P 500 Index and the MSCI Zhong Hua Index (unmanaged indices of common stocks) from November 3, 2003, the inception date of the Alger China-U.S. Growth Fund Class A shares, through April 30, 2013.  The figures for the Alger China-U.S. Growth Fund Class A shares, the S&P 500 Index, and the MSCI Zhong Hua Index include reinvestment of dividends. Performance for the Alger China-U.S. Growth Fund Class C shares will vary from the results shown above due to differences in expenses and sales charges that class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13 †

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	Since 11/3/2003
Class A (Inception 11/3/03)	(1.69)%	(3.38)%	8.72%
Class C (Inception 3/3/08)*	1.93%	(3.03)%	8.57%
S&P 500 Index	16.89%	5.21%	6.59%
MSCI Zhong Hua Index	9.06%	0.40%	12.11%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

†	Returns reflect maximum sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares.

*

Performance figures prior to 3/3/08, inception of Class C shares, are those of the Fund’s Class A shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares.  Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed.  If Class A sales charges were reflected, annual returns for the Class C shares would be lower.  The performance figures prior to 3/3/08 have also been adjusted to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

PORTFOLIO SUMMARY†

April 30, 2013 (Unaudited)

COUNTRY	Alger China- U.S. Growth Fund
Australia	0.3%
Belgium	0.5
Cayman Islands	0.2
China	15.0
France	0.3
Germany	2.2
Hong Kong	19.1
India	0.8
Italy	1.0
Japan	3.0
Malaysia	1.0
Mongolia	0.3
Netherlands	2.2
Spain	0.3
Switzerland	0.3
Taiwan	6.6
United Kingdom	1.5
United States	42.5
Cash and Net Other Assets	2.9
100.0%

† Based on net assets.

ALGER CHINA-U.S. GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—94.4%
AUSTRALIA—0.3%
DIVERSIFIED BANKS—0.3%
National Australia Bank Ltd. (Cost $99,819)	3,014	$106,247

BELGIUM—0.5%
BREWERS—0.5%
Anheuser-Busch InBev NV (Cost $218,739)	2,244	213,500

CAYMAN ISLANDS—0.2%
PHARMACEUTICALS—0.2%
Lijun International Pharmaceutical Holding Ltd. (Cost $87,478)	308,000	96,447

CHINA—15.0%
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Anta Sports Products Ltd.	374,000	312,305

AUTOMOBILE MANUFACTURERS—0.8%
Great Wall Motor Co., Ltd.	76,354	331,093

AUTOMOTIVE RETAIL—0.6%
China ZhengTong Auto Services Holdings Ltd.*	407,000	251,749

COAL & CONSUMABLE FUELS—0.7%
China Shenhua Energy Co.	85,023	300,754

DIVERSIFIED BANKS—1.5%
Industrial & Commercial Bank of China Ltd.	943,646	663,948

DIVERSIFIED METALS & MINING—1.8%
Tiangong International Co., Ltd.	2,580,043	728,121

ELECTRIC UTILITIES—0.9%
China Longyuan Power Group Corp.	399,000	365,060

HEALTH CARE DISTRIBUTORS—0.8%
Sinopharm Group Co., Ltd.	114,000	338,617

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.1%
Huaneng Power International, Inc.	404,000	466,989

INTEGRATED OIL & GAS—0.7%
China Petroleum & Chemical Corp.	260,000	284,455

INTERNET SOFTWARE & SERVICES—3.7%
Baidu, Inc. #*	3,400	291,890
Sina Corp. *	7,600	428,032
Tencent Holdings Ltd.	23,874	818,351
		1,538,273
LIFE & HEALTH INSURANCE—0.7%
Ping An Insurance Group Co., of China Ltd.	37,233	294,598

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—0.9%
CNOOC Ltd.	204,020	$379,641

TOTAL CHINA (Cost $4,860,324)		6,255,603

FRANCE—0.3%
HEALTH CARE SUPPLIES—0.3%
Essilor International SA (Cost $104,899)	961	108,124

GERMANY—2.2%
APPAREL ACCESSORIES & LUXURY GOODS—0.3%
Adidas AG	1,000	104,426

APPLICATION SOFTWARE—1.1%
SAP AG#	5,600	447,160

AUTOMOBILE MANUFACTURERS—0.5%
Bayerische Motoren Werke AG	2,400	221,389

MOVIES & ENTERTAINMENT—0.3%
Kabel Deutschland Holding AG	1,100	104,541

TOTAL GERMANY (Cost $772,755)		877,516

HONG KONG—17.9%
APPAREL RETAIL—0.5%
Sitoy Group Holdings Ltd.	492,115	223,225

BUILDING PRODUCTS—0.8%
Far East Global Group Ltd.*	978,000	320,114

CASINOS & GAMING—0.6%
Galaxy Entertainment Group Ltd.*	55,000	245,229

CONSTRUCTION & ENGINEERING—2.1%
China State Construction International Holdings Ltd.	572,341	833,424

CONSUMER ELECTRONICS—0.5%
Haier Electronics Group Co., Ltd.*	107,944	192,794

DIVERSIFIED BANKS—0.9%
BOC Hong Kong Holdings Ltd.	102,075	350,549

DIVERSIFIED CAPITAL MARKETS—1.0%
Digital China Holdings Ltd.	336,189	423,697

INDUSTRIAL CONGLOMERATES—1.0%
Hutchison Whampoa Ltd.	38,639	418,999

IT CONSULTING & OTHER SERVICES—0.4%
Beijing Development HK Ltd.*	690,000	149,380

LIFE & HEALTH INSURANCE—2.1%
AIA Group Ltd.	192,711	855,516

OIL & GAS EXPLORATION & PRODUCTION—1.1%
Kunlun Energy Co., Ltd.	232,704	456,405

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
PACKAGED FOODS & MEATS—0.7%
China Mengniu Dairy Co., Ltd.	104,494	$294,895

REAL ESTATE DEVELOPMENT—1.1%
China Overseas Land & Investment Ltd.	146,000	446,837

REAL ESTATE MANAGEMENT & DEVELOPMENT—3.7%
Cheung Kong Infrastructure Holdings Ltd.	70,510	511,554
China Overseas Grand Oceans Group Ltd.	389,797	612,817
Wharf Holdings Ltd.	43,943	392,707
		1,517,078
WIRELESS TELECOMMUNICATION SERVICES—1.4%
China Mobile Ltd.	51,341	562,362

TOTAL HONG KONG (Cost $6,193,300)		7,290,504

INDIA—0.8%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Tata Motors Ltd.# (Cost $291,346)	11,952	329,158

ITALY—1.0%
APPAREL RETAIL—1.0%
Prada SpA (Cost $308,365)	44,746	398,442

JAPAN—3.0%
APPAREL RETAIL—1.3%
Fast Retailing Co., Ltd.	1,200	439,317
Sanrio Co., Ltd.	2,000	100,190
		539,507
AUTOMOBILE MANUFACTURERS—0.3%
Toyota Motor Corp.	1,800	104,107

DIVERSIFIED BANKS—0.8%
Mitsubishi UFJ Financial Group, Inc.	29,800	202,609
Sumitomo Mitsui Financial Group, Inc.	2,200	103,892
		306,501
SPECIALTY CHEMICALS—0.4%
Nitto Denko Corp.	1,500	98,446
Shin-Etsu Chemical Co., Ltd.	1,500	100,908
		199,354
TECHNOLOGY HARDWARE & EQUIPMENT—0.2%
Murata Manufacturing Co., Ltd.	1,200	97,585

TOTAL JAPAN (Cost $948,982)		1,247,054

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MALAYSIA—1.0%
HEALTH CARE PROVIDERS & SERVICE—1.0%
IHH Healthcare Bhd* (Cost $326,026)	320,428	$395,430

MONGOLIA—0.3%
DIVERSIFIED METALS & MINING—0.3%
Mongolian Mining Corp.* (Cost $201,781)	390,000	114,586

NETHERLANDS—2.2%
INTEGRATED OIL & GAS—1.1%
Royal Dutch Shell PLC#	6,550	445,204

SEMICONDUCTOR EQUIPMENT—1.1%
ASML Holding NV#	6,326	470,465

TOTAL NETHERLANDS (Cost $831,965)		915,669

SPAIN—0.3%
APPAREL RETAIL—0.3%
Inditex SA (Cost $91,749)	950	127,665

SWITZERLAND—0.3%
PACKAGED FOODS & MEATS—0.3%
Nestle SA (Cost $101,745)	1,451	103,621

TAIWAN—6.6%
CONSUMER FINANCE—1.6%
Chailease Holding Co., Ltd.	214,174	644,919

ELECTRONIC COMPONENTS—1.2%
Delta Electronics, Inc.	105,000	503,815

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.5%
TPK Holding Co., Ltd.	10,000	203,120

PERSONAL PRODUCTS—1.0%
Ginko International Co., Ltd.	23,000	426,619

SEMICONDUCTORS—2.3%
Epistar Corp.	122,544	216,083
MediaTek, Inc.	20,000	244,151
Orise Technology Co., Ltd.	276,000	493,224
		953,458
TOTAL TAIWAN (Cost $2,018,206)		2,731,931

UNITED KINGDOM—1.5%
COMMERCIAL SERVICES & SUPPLIES—0.2%
Aggreko PLC	3,710	102,695

INTERNET SOFTWARE & SERVICES—0.3%
Telecity Group PLC	7,233	103,646

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED KINGDOM—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—0.3%
Hunting PLC	8,200	$102,791

SEMICONDUCTORS—0.2%
Imagination Technologies Group PLC*	15,351	101,439

SPECIALTY CHEMICALS—0.2%
Croda International PLC	2,600	100,079

TOBACCO—0.3%
British American Tobacco PLC	1,859	102,975

TOTAL UNITED KINGDOM (Cost $611,805)		613,625

UNITED STATES—41.0%
AIR FREIGHT & LOGISTICS—1.4%
United Parcel Service, Inc., Cl. B	6,650	570,836

AIRLINES—0.7%
United Continental Holdings, Inc.*	9,300	300,390

APPAREL ACCESSORIES & LUXURY GOODS—1.1%
PVH Corp.	3,000	346,230
Ralph Lauren Corp.	800	145,264
		491,494
CASINOS & GAMING—1.4%
Las Vegas Sands Corp.	9,950	559,687

COMMUNICATIONS EQUIPMENT—3.0%
Cisco Systems, Inc.	27,150	567,978
QUALCOMM, Inc.	11,100	683,982
		1,251,960
COMPUTER HARDWARE—3.9%
Apple, Inc.	3,600	1,593,900

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.1%
Caterpillar, Inc.	2,750	232,843
Cummins, Inc.	1,900	202,141
		434,984
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Mastercard, Inc., Cl. A	950	525,284

DISTILLERS & VINTNERS—0.7%
Beam, Inc.	4,700	304,137

DIVERSIFIED METALS & MINING—0.5%
Cliffs Natural Resources, Inc.	9,700	206,998

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Monsanto Co.	1,950	208,299

FOOTWEAR—1.3%
NIKE, Inc., Cl. B	8,350	531,060

HOUSEHOLD PRODUCTS—0.6%
Procter & Gamble Co., /The	3,100	237,987

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
INDUSTRIAL MACHINERY—1.6%
SPX Corp.	9,000	$670,590

INTERNET SOFTWARE & SERVICES—1.4%
Facebook, Inc.*	20,400	566,304

IT CONSULTING & OTHER SERVICES—2.5%
International Business Machines Corp.	5,050	1,022,827

MOTORCYCLE MANUFACTURERS—1.6%
Harley-Davidson, Inc.	12,100	661,265

MOVIES & ENTERTAINMENT—1.5%
News Corp., Cl. A	20,500	634,885

OIL & GAS EQUIPMENT & SERVICES—1.3%
Baker Hughes, Inc.	5,500	249,645
National Oilwell Varco, Inc.	4,700	306,534
		556,179
PHARMACEUTICALS—5.2%
Actavis, Inc. *	4,550	481,071
Johnson & Johnson	15,650	1,333,849
Mylan, Inc. *	11,300	328,943
		2,143,863
REAL ESTATE SERVICES—0.9%
CBRE Group, Inc.*	15,350	371,777

RESTAURANTS—1.0%
McDonald’s Corp.	4,000	408,560

SEMICONDUCTORS—3.0%
Altera Corp.	10,250	328,102
Inphi Corp. *	56,800	534,487
Skyworks Solutions, Inc. *	14,650	323,326
		1,185,915
SOFT DRINKS—1.4%
PepsiCo, Inc.	7,100	585,536

SPECIALTY CHEMICALS—2.1%
Celanese Corp.	3,100	153,171
Rockwood Holdings, Inc.	10,500	681,346
		834,517
TOTAL UNITED STATES (Cost $12,014,764)		16,859,234

TOTAL COMMON STOCKS (Cost $30,084,048)		38,784,356

Master Limited Partnership—1.5%
UNITED STATES—1.5%
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
KKR & Co., LP	29,800	625,800

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—1.2%
HONG KONG—1.2%
RETAIL—1.2%
Link REIT, /The (Cost $287,537)	89,505	$504,613

Total Investments (Cost $30,801,454)(a)	97.1%	39,914,769
Other Assets in Excess of Liabilities	2.9	1,194,540
NET ASSETS	100.0%	$41,109,309

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $30,801,454, amounted to $9,113,315 which consisted of aggregate gross unrealized appreciation of $9,997,162 and aggregate gross unrealized depreciation of $883,847.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statement of Assets and Liabilities (Unaudited) April 30, 2013

ASSETS:
Investments in securities, at value (identified cost below*) see accompanying schedules of investments	$39,914,769
Cash and cash equivalents	1,924,933
Foreign cash**	145,765
Receivable for investment securities sold	73,340
Receivable for shares of beneficial interest sold	15,847
Dividends and interest receivable	16,130
Prepaid expenses	24,355
Total Assets	42,115,139
LIABILITIES:
Payable for investment securities purchased	633,272
Payable for shares of beneficial interest redeemed	226,659
Accrued investment advisory fees	44,601
Accrued transfer agent fees	19,496
Accrued distribution fees	12,088
Accrued administrative fees	1,022
Accrued shareholder servicing fees	613
Accrued other expenses	68,079
Total Liabilities	1,005,830
NET ASSETS	$41,109,309
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	51,168,257
Undistributed net investment income (accumulated loss)	(764,322)
Undistributed net realized gain (accumulated realized loss)	(18,407,719)
Net unrealized appreciation on investments	9,113,093
NET ASSETS	$41,109,309
Net Assets By Class
Class A	$36,920,577
Class C	$4,188,732
Shares Of Beneficial Interest Outstanding—Note 6
Class A	2,220,618
Class C	259,403
Net Asset Value Per Share
Class A	$16.63
Class C	$16.15
Offering Price Per Share(a)
Class A	$17.55
Class C	$16.15

*Identified cost	$30,801,454
**Cost of foreign cash	$145,592

(a) Class A Offering Price includes a 5.25% sales charge.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statement of Operations (Unaudited)

For the six months ended April 30, 2013

INCOME
Dividends (net of foreign withholding taxes below*)	$405,435
Interest	215
Total Income	405,650
EXPENSES
Advisory fees—Note 3(a)	262,796
Distribution fees—Note 3(f):
Class A	49,558
Class C	20,766
Administrative fees—Note 3(a)	6,022
Custodian fees	30,725
Transfer agent fees and expenses—Note 3(b)	36,562
Printing fees	18,625
Professional fees	52,892
Registration fees	22,074
Trustee fees—Note 3(e)	9,842
Miscellaneous	20,385
Total Expenses	530,247
NET INVESTMENT LOSS	(124,597)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments	1,908,398
Net realized gain on foreign currency transactions	159
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,728,134
Net realized and unrealized gain on investments and foreign currency	3,636,691
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,512,094

*Foreign withholding taxes	$4,618

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Net investment loss	$(124,597)	$(223,544)
Net realized gain on investments and foreign currency	1,908,557	399,936
Net change in unrealized appreciation on investments and foreign currency	1,728,134	797,124
Net increase in net assets resulting from operations	3,512,094	973,516
Dividends and distributions to shareholders from:
Net investment income
Class A	(155,913)	—
Total dividends and distributions to shareholders	(155,913)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(7,170,306)	(13,196,900)
Class C	(175,773)	332,305
Net decrease from shares of beneficial interest transactions—Note 6(a)	(7,346,079)	(12,864,595)
Redemption Fees:
Class A	31	1,229
Class C	—	—
Total Redemption Fees - Note 6(b)	31	1,229
Total decrease	(3,989,867)	(11,889,850)
Net Assets:
Beginning of period	45,099,176	56,989,026
END OF PERIOD	$41,109,309	$45,099,176
Undistributed net investment income (accumulated loss)	$(764,322)	$(483,812)

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

Financial Highlights for a share outstanding throughout the period

	Class A
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$15.42	$15.11	$16.74	$13.55	$10.18	$25.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (ii)	(0.04)	(0.06)	(0.08)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	1.31	0.37	(1.55)	3.29	3.42	(12.79)
Total from investment operations	1.27	0.31	(1.63)	3.21	3.37	(12.87)
Dividends from net investment income	(0.06)	—	—	(0.02)	—	—
Distributions from net realized gains	—	—	—	—	—	(2.04)
Net asset value, end of period	$16.63	$15.42	$15.11	$16.74	$13.55	$10.18
Total return (iii)	8.3%	2.0%	(9.6)%	23.5%	33.1%	(55.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$36,920	$41,051	$53,311	$71,835	$67,989	$64,865
Ratio of gross expenses to average net assets	2.35%	2.29%	2.15%	2.12%	2.31%	2.15%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	(0.25)%
Ratio of net expenses to average net assets	2.35%	2.29%	2.15%	2.12%	2.31%	1.90%
Ratio of net investment income (loss) to average net assets	(0.49)%	(0.38)%	(0.49)%	(0.56)%	(0.48)%	(0.43)%
Portfolio turnover rate	29.90%	84.55%	82.13%	89.15%	149.17%	190.60%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$14.97	$14.79	$16.50	$13.43	$10.16	$18.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (iii)	(0.10)	(0.16)	(0.21)	(0.18)	(0.14)	(0.05)
Net realized and unrealized gain (loss) on investments	1.28	0.34	(1.50)	3.25	3.41	(7.99)
Total from investment operations	1.18	0.18	(1.71)	3.07	3.27	(8.04)
Net asset value, end of period	$16.15	$14.97	$14.79	$16.50	$13.43	$10.16
Total return (iv)	7.9%	1.2%	(10.3)%	22.7%	32.2%	(44.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,189	$4,048	$3,678	$4,208	$1,595	$339
Ratio of gross expenses to average net assets	3.11%	3.06%	2.95%	2.91%	3.03%	3.02%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	(0.21)%
Ratio of net expenses to average net assets	3.11%	3.06%	2.95%	2.91%	3.03%	2.81%
Ratio of net investment income (loss) to average net assets	(1.31)%	(1.08)%	(1.26)%	(1.25)%	1.19%	(0.52)%
Portfolio turnover rate	29.90%	84.55%	82.13%	89.15%	149.17%	190.60%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

Alger China-U.S. Growth Fund (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities that are economically tied to China (including Hong Kong and Taiwan) or the United States.  The Fund offers Class A shares and Class C shares.  Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge.  Each class has identical rights to assets and earnings except that each share class bears the cost of its plan of distribution and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund’s valuation techniques are generally consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board of Trustees (“Board”) and comprised of representatives of the Fund’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

The Committee meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Fund files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

New York City jurisdictions.  The statute of limitations on the Fund’s tax returns remains open for the tax years 2009-2012.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(g) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. All such adjustments are of normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by the Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the value of the average daily net assets of the Fund, at the following rates:

ADVISORY FEE	ADMINISTRATION FEE
1.20%	0.0275%

(b) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Fund compensates Alger Management at the annual rate of 0.0165% of the Fund’s average daily net assets for these services.  For the six months ended April 30, 2013, the Fund incurred fees of $3,613 for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts, held by the Fund.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Fund’s Board of Trustees.  For the six months ended April 30, 2013, Alger Management charged back $6,011 to the Fund for these services, which are included in the transfer agent fees and expenses in the Statement of Operations.

(c) Sales Charges: Purchases of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the six months ended April 30, 2013, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), were approximately $567 and $70, respectively. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d) Brokerage Commissions: During the six months ended April 30, 2013, the Fund paid Alger Inc. $433 in connection with securities transactions.

(e) Trustees’ Fees: From November 1, 2012 through February 28, 2013, the Fund paid each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $15,000 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of the Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 1, 2013, the Fund pays each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $22,500 which is paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of the Fund’s audit committee receives $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(f) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

(g) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. The Fund had no interfund loans outstanding during the six months ended April 30, 2013.

(h) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of Alger Management and Alger Inc.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government and short-term securities, for the six months ended April 30, 2013:

	PURCHASES	SALES
Alger China-U.S. Growth Fund	$12,816,460	$20,056,659

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.  Additional risks associated with investing in the Chinese markets include increased volatility, limited liquidity, a less stringent regulatory and legal system, and lack of industry and country diversification.

NOTE 5 — Borrowings:

The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(g).  For the six months ended April 30, 2013, the Fund had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger China-U.S. Growth Fund	$2,025	2.10%

The highest amount borrowed during the six months ended April 30, 2013 was $100,087.

NOTE 6 — Share Capital:

(a) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.  Transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger China-U.S. Growth Fund
Class A:
Shares sold	66,558	$1,076,228	198,989	$3,070,369
Dividends reinvested	8,227	131,634	—	—
Shares redeemed	(517,181)	(8,378,168)	(1,063,346)	(16,267,269)
Net decrease	(442,396)	$(7,170,306)	(864,357)	$(13,196,900)
Class C:
Shares sold	28,506	$441,358	94,186	$1,399,246
Shares redeemed	(39,482)	(617,131)	(72,460)	(1,066,941)
Net increase (decrease)	(10,976)	$(175,773)	21,726	$332,305

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Redemption Fee: The Fund may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) less than 30 days after such shares were acquired.  The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $20,024,770, of which $217,612 does not expire and $19,807,158 expires in 2017. The amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, the realization of unrealized appreciation of passive foreign investment companies, and partnership basis adjustments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger China-U.S. Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
	$1,854,990	$1,854,990	—	—
Consumer Discretionary	5,808,771	5,808,771	—	—
Consumer Staples	2,269,270	2,269,270	—	—
Energy	2,422,638	2,422,638	—	—
Financials	5,568,920	5,568,920	—	—
Health Care	3,082,481	3,082,481	—	—
Industrials	3,878,495	3,878,495	—	—
Information Technology	10,411,860	10,411,860	—	—
Materials	2,092,520	2,092,520	—	—
Telecommunication Services	562,362	562,362	—	—
Utilities	832,049	832,049	—	—
TOTAL COMMON STOCKS	$38,784,356	$38,784,356	—	—

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger China-U.S. Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	$625,800	$625,800	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$504,613	$504,613	—	—
TOTAL INVESTMENTS IN SECURITIES	$39,914,769	$39,914,769	—	—

On April 30, 2013 there were no transfers of securities between Level 1 and Level 2 or transfers into and out of level 3.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3

Cash and Cash equivalents	$1,924,933	$1,924,933	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

Options—The Fund seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Fund purchases call options to increase its exposure to stock market risk and also provide diversification of risk.  The Fund purchases put options in order to protect from significant market declines that may occur over a short period of time.  The Fund can write covered call and cash secured put options to generate cash flows while reducing the volatility of the Fund’s portfolio.  The cash flows may be an important source of the Fund’s return, although written call options may reduce the Fund’s ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying

ALGER CHINA-U.S. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Fund with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no derivative transactions for the six months ended April 30, 2013.

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

In December 2011, the Financial Accounting Standard Board issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Fund does not believe that this will have a material impact on the financial statements.

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to April 30, 2013 through the issuance date of the Financial Statements.  No events have been identified which require recognition and/or disclosure other than the Fund changed its name to Alger Global Growth Fund effective May 31, 2013. Its investment objective to seek long-term capital appreciation did not change.  It seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of global companies.  Effective May 31, 2013, the Fund reduced its management fee to 0.80% of the average daily net assets of the Fund.

ALGER CHINA-U.S. GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2012 and ending April 30, 2013.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Six Months Ended April 30, 2013(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2013(b)

Class A	Actual	$1,000.00	$1,083.27	$12.13	2.35%
	Hypothetical(c)	1,000.00	1,013.15	11.73	2.35
Class C	Actual	1,000.00	1,078.82	16.01	3.11%
	Hypothetical(c)	1,000.00	1,009.39	15.48	3.11

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Fund’s website at www.alger.com or on the SEC’s website at www.sec.gov.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:
• open an account or perform transactions
• seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarter.  The Fund’s Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Fund makes publicly available its respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This agreement must be approved by the Fund’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Fund.  Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance.  Please contact the Fund at (800) 992-3863 to obtain such information.

ALGER CHINA-U.S. GROWTH FUND

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of Alger China-U.S. Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

ACSAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger China-U.S. Growth Fund

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 17, 2013

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 17, 2013